UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported)   November 17, 2005

WORLDGATE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-25755	23-2866697
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3190 Tremont Avenue

Trevose, Pennsylvania  19053

(Address of Principal Executive Offices)     (Zip Code)

(215) 354-5100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

This Current Report on Form 8-K/A amends our Current Report on Form 8-K filed on November 23, 2005.  In the November 23, 2005 Form 8-K, we reported that Grant Thornton LLP, our independent registered public accounting firm, had advised us that it would not stand for re-appointment for the audit of our fiscal year ending December 31, 2005 and that it would be resigning as our independent auditor effective upon the completion of its engagement which would end with the audit of the restatement of certain financial statements identified therein and the review of the financial statements included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

On January 24, 2006, we filed an Annual Report on Form 10-K/A and Quarterly Reports on Form 10-Q/A, which reports included the restatements of the financial statements referenced in the November 23, 2005 Form 8-K, and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2005. Accordingly, the resignation of Grant Thornton LLP as our independent auditor was effective as of such date.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

16.01                     Letter dated November 23, 2005 from Grant Thornton LLP to the Securities and Exchange Commission*

16.02                     Letter dated August 28, 2006 from Grant Thornton LLP to the Securities and Exchange Commission

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORLDGATE COMMUNICATIONS, INC.

Date:	August 28, 2006	/s/ Randall J. Gort
Randall J. Gort
Secretary